UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 10, 1998
                                                  -------------------


              USF&G/Legg Mason Realty Partners Limited Partnership
-----------------------------------------------------------------------------
                 (Exact name of registrant as specified in its
                      Certificate of Limited Partnership)



    Maryland                        0-17633                   75-2228850
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(State or other                  (Commission               (IRS Employer
 jurisdiction                    File Number)             Identification No.)
 incorporation)



              6225 Centennial Way FB0101 Baltimore, Maryland 21209
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                    (Address of Principal executive offices)



Registrant's telephone number, including area code:   (410 205-6900
                                                    -------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

On November 10, 1998, USF&G/ Legg Mason Realty Partners Limited Partnership (the "Partnership") sold Shadeland Retail Center ("Shadeland") to Invesco Realty Advisors, Inc., a Delaware corporation. The purchase price for the 105,000 square foot neighborhood retail center located in Indianapolis, Indiana, was $11,750,000. Net proceeds from the sale, after satisfaction of the outstanding mortgage obligations, a prepayment penalty for early retirement of the mortgage, pro-ration of taxes and rents, closing expenses and other customary adjustments, were approximately $6.3 million. The General Partners plan to distribute the net proceeds from property sales in accordance with
Section 4.4 of the Partnership Agreement upon completion of the sale of Northeast Business Campus, the remaining property of the Partnership.

The Partnership was organized as a limited partnership under the Maryland Revised Uniform Limited Partnership Act pursuant to a Certificate of Limited Partnership filed with the Maryland State Department of Assessments and Taxation on April 12, 1988 and a Limited Partnership Agreement and Amended Certificate of Limited Partnership dated as of June 16, 1988 as subsequently amended. The Partnership was formed to acquire, hold, lease and ultimately dispose of income-producing commercial and multifamily residential rental properties located primarily in the Eastern United States.

Item 7. Financial Statements and Exhibits

        (a) Pro Forma Financial Information - USF&G/Legg Mason Realty Partners Limited Partnership

            Unaudited Pro Forma Condensed Balance Sheet - September 30, 1998 Unaudited Pro Forma Condensed Statement of Operations -
               Nine Months ended September 30, 1998
            Unaudited Pro Forma Condensed Statement of Operations -
               Year ended December 31, 1997
            Notes to Unaudited Pro Forma Condensed Financial Statements

        (b) Exhibit -- Purchase and Sale Agreement between USF&G/ Legg Mason Realty Partners Limited Partnership, a Maryland limited Partnership and Invesco Realty Advisors, Inc., a Delaware corporation.

Item 7 (a). Pro Forma Financial Information

              USF&G/Legg Mason Realty Partners Limited Partnership
                    Pro Forma Condensed Financial Statements

The accompanying Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1998 gives effect to the Disposition of Shadeland (the "Disposition") to Invesco Realty Advisors, Inc. on November 10, 1998 as if the transaction had occurred as of September 30, 1998. The accompanying Pro Forma Unaudited Condensed Statement of Operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 reflect the historical results of the Partnership adjusted to give effect to the Disposition as if the transaction had occurred as of January 1, 1997.

The unaudited pro forma financial statements presented herein are presented for information purposes only and are not necessarily indicative of what the actual results of operations of the Partnership would have been for the periods presented had the Disposition occurred on January 1, 1997, nor do they purport to represent the results for future periods. These unaudited pro forma condensed financial statements should be read in conjunction with the audited financial statements of the Partnership included in its Form 10-K for the year ended December 31, 1997, and the unaudited financial statements of the Partnership included in its Form 10-Q for the nine months ended September 30, 1998. The unaudited pro forma adjustments are based upon this financial information and certain other assumptions included in the notes to the unaudited pro forma financial statements.


              USF&G/Legg Mason Realty Partners Limited Partnership

                   Unaudited Pro Forma Condensed Balance Sheet

                               September 30, 1998

                                                      Partnership         Pro Forma         Partnership
                                                      Historical         Adjustments        As Adjusted
                                                    -------------------------------------------------------
                                                                          (Note B)
Assets
Real Estate Investments                                $16,083,350    $ (8,394,670)  (a)     $ 7,688,680
Cash and Cash Equivalents                                4,479,701       6,303,951   (a)      10,783,652
Restricted Cash Escrow                                      57,184               -                57,184
Accounts Receivable                                        174,372         (26,193)  (a)         148,179
Other Assets                                               357,087        (146,010)  (a)         211,077
                                                    -------------------------------------------------------
     Total Assets                                      $21,151,694    $ (2,262,922)          $18,888,772
                                                    =======================================================

Liabilities
Mortgages Payable                                      $12,785,184    $ (4,900,081)  (b)     $ 7,885,103
Accounts Payable and Other Liabilities                     573,273        (191,778)  (a)         381,495
Due to General Partners and Affiliates                   2,447,493                             2,447,493
                                                    -------------------------------------------------------
                                                        15,805,950      (5,091,859)           10,714,091
Partners Equity (Deficit)
General Partners                                          (190,955)         28,289   (c)        (162,666)
Assignor and Assignee Limited Partners,
     1,094,283 Units Issued and Outstanding              5,536,699       2,800,648   (c)       8,337,347
                                                    -------------------------------------------------------
                                                         5,345,744       2,828,937             8,174,681
                                                    -------------------------------------------------------
    Total Liabilities and Partners' Equity             $21,151,694     $(2,262,922)          $18,888,772
                                                    =======================================================



See accompanying notes to unaudited pro forma financial statements.


              USF&G/Legg Mason Realty Partners Limited Partnership

              Unaudited Pro Forma Condensed Statement of Operations

                      Nine Months Ended September 30, 1998

                                                      Partnership        Pro Forma          Partnership
                                                      Historical        Adjustments         As Adjusted
                                                    -------------------------------------------------------
                                                                          (Note C)
Revenue:
 Rental Income                                          $4,011,357       $(904,977)  (a)     $3,106,380

Expenses:
 Property Operating                                      1,483,484        (207,902)  (a)      1,275,582
 General and Administrative                                 98,221               -               98,221
 Interest                                                1,409,643        (281,512)  (a)      1,128,131
 Depreciation and amortization                             442,477        (114,838)  (a)        327,639
                                                    -------------------------------------------------------
     Total Expenses                                      3,433,825        (604,252)           2,829,573

Other Revenue and Expenses:
  St. Andrews Repair and Legal                             163,975               -              163,975
  Gain on Sale of Income Producing Properties            4,336,964       2,828,937   (b)      7,165,901
                                                    -------------------------------------------------------
                                                         4,500,939       2,828,937            7,329,876

Income Before Extraordinary Item                         5,078,471       2,528,212            7,606,683

Extraordinary Item- Extinguishment of Debt               1,700,000               -            1,700,000

                                                    -------------------------------------------------------
Net Income                                              $6,778,471      $2,528,212           $9,306,683
                                                    =======================================================

Net Income before Extraordinary Item Per Limited
    Partner Unit                                     $        4.59                           $     6.88
                                                    ================                        ===============

Extraordinary Item per Limited Partner Unit          $        1.54                           $     1.54
                                                    ================                        ===============

Net Income Per Limited Partner Unit                  $        6.13                           $     8.42
                                                    ================                        ===============


See accompanying notes to unaudited pro forma financial statements.


              USF&G/Legg Mason Realty Partners Limited Partnership

              Unaudited Pro Forma Condensed Statement of Operations

                          Year Ended December 31, 1997

                                                      Partnership        Pro Forma          Partnership
                                                      Historical        Adjustments         As Adjusted
                                                    -------------------------------------------------------
                                                                          (Note C)
Revenue:
 Rental Income                                          $5,239,669     $(1,207,048)  (a)     $4,032,621

Expenses:
 Property Operating                                      2,024,911        (230,887)  (a)      1,794,024
 St. Andrews Repair and Legal Costs                       (146,149)              -             (146,149)
 General and Administrative                                123,345               -              123,345
 Interest                                                2,236,910        (377,806)  (a)      1,859,104
 Depreciation and amortization                           1,363,055        (342,077)  (a)      1,020,978
                                                    -------------------------------------------------------
     Total Expenses                                      5,602,072        (950,770)           4,651,302
                                                    -------------------------------------------------------
Net Income Prior to Gain                                  (362,403)       (256,278)            (618,681)

Gain on Sale of Property                                         -       2,828,937   (b)      2,828,937
                                                    -------------------------------------------------------
Net Income (Loss)                                       $ (362,403)     $2,572,659           $2,210,256
                                                    =======================================================

Net Income (Loss) Per Limited Partner Unit              $     (.33)                          $     2.00
                                                    ================                       ================


See accompanying notes to unaudited pro forma financial statements.

              USF&G/ Legg Mason Realty Partners Limited Partnership

           Notes to Unaudited Pro Forma Condensed Financial Statements


Note A  Basis of Presentation

The accompanying unaudited pro forma condensed balance sheet as of September 30, 1998 gives effect to the disposition of Shadeland as if this transaction had occurred as of September 30, 1998. The accompanying unaudited pro forma condensed statement of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997, gives effect to the disposition of Shadeland as if the transaction had occurred on January 1, 1997.

Note B  Adjustments to Pro Forma Condensed Balance Sheet

The accompanying unaudited pro forma balance sheet as of September 30, 1998 reflects certain adjustments which were required to give effect to matters directly attributable to the disposition of Shadeland. Explanations of the adjustments are as follows:

       (a)    Eliminate assets and liabilities related to Shadeland.

       (b)    Record pay down of the outstanding mortgage payable.

       (c)    Record net gain resulting from the disposition.


Note C  Adjustments to Pro Forma Condensed Statements of Operations

The accompanying unaudited pro forma condensed statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 reflect certain adjustments which are explained below. These adjustments are required to give effect to matters directly attributable to the disposition of Shadeland. Explanations of the adjustments are as follows:

       (a)    Eliminate revenues and expenses of Shadeland.

       (b)    Record net gain resulting from the disposition.

Note D  Net Income Per Limited Partner Unit

Net income of the Partnership is allocated 1% to the General Partners and 99% to the Limited Partners. The weighted average number of limited partner units outstanding used in the calculation of net income (loss) per limited partner unit for the nine months ended September 30, 1998 and the year ended December 31, 1997 was 1,094,283 on a primary basis.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   USF&G/Legg Mason Realty Partners
                                   Limited Partnership
                                                  (Registrant)

                                   By:  USF&G Realty Partners, Inc.,
                                          A General Partner



Date:
                                   Joseph A. Wesolowski
                                   Vice President and Chief Accounting Officer